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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the accompanying Quarterly Report on Form 10-Q of Standard Management Corporation for the quarter ended September 30, 2005, we Ronald D. Hunter, Chairman, Chief Executive and President, and Michael B. Edwards, Interim Chief Financial Officer of Standard Management Corporation, respectively hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge and belief, that:

            (1) such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Standard Management Corporation.

November 11, 2005

/s/ Ronald D. Hunter
-------------------------
Ronald D. Hunter
Chairman, Chief Executive Officer and President

/s/ Michael B. Edwards
-------------------------
Michael B. Edwards
Interim Chief Financial Officer